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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2003


                           First Franklin Corporation
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             (Exact name of registrant as specified in its charter)



            Delaware                0-16362             31-1221029
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(State or other jurisdiction of  (Commission  (IRS Employer Identification No.)
         incorporation)          File Number)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 469-5352
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          (Former name or former address, if changed since last report)
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                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.
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         (a) and (b).  Not applicable.

         (c) Exhibits.

             See Index to Exhibits.

Item 9.  Regulation FD Disclosure.
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                  The following information is being furnished under Item 12 of
Form 8-K, "Results of Operations and Financial Condition":

                  On July 17, 2003, First Franklin Corporation issued a press release regarding its earnings for the second quarter of 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.




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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST FRANKLIN CORPORATION



                              By: /s/ Daniel T. Voelpel
                                 -----------------------------------------
                                   Daniel T. Voelpel
                                   Vice President and Chief Financial Officer


Date:  July 17, 2003

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                                INDEX TO EXHIBITS
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     Exhibit Number                  Description
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           99         Press Release of First Franklin Corporation
                      dated July 17, 2003